UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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CITIZENS BANCORP OF VIRGINIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

Dear Shareholder:

You are cordially invited to attend the 2009 Annual Meeting of Shareholders of Citizens Bancorp of Virginia, Inc. (the “Company”) to be held on May 21, 2009 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia.

At the Annual Meeting, you will be asked to elect 9 directors for terms of one year each. You also will be asked to ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as the Company’s independent public accountants for 2009. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

Joseph D. Borgerding
President and

Chief Executive Officer

Blackstone, Virginia

April 17, 2009

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Citizens Bancorp of Virginia, Inc. (the “Company”) will be held on May 21, 2009 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, for the following purposes:

1.	To elect 9 directors to serve for terms of one year each expiring at the 2010 Annual Meeting of Shareholders;

2.	To ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books and accounts of the Company for fiscal year 2009; and

3.	To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on April 3, 2009, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

Joseph D. Borgerding
President and
Chief Executive Officer

April 17, 2009

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be held on May 21, 2009.

This Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2008 Annual Report to Shareholders are available on the internet at the following website: www.cfpproxy.com/5557

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $0.50 per share (“Common Stock”), of Citizens Bancorp of Virginia, Inc. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 21, 2009 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 17, 2009 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On April 3, 2009, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 2,383,380 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nine directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 9 nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Citizens Bank and Trust Company (the “Bank”), the predecessor to and now wholly-owned subsidiary of the Company. Unless otherwise specified, each nominee has held his or her current position for at least five years.

Nominees for Election for Terms Expiring in 2010

Frank P. Beale, 56, has been a director since 2007.

Mr. Beale is President of Invincia Corporation, an insurance agency, employee benefits, and safety consulting firm located in Chesterfield, Virginia. He was previously Senior Vice President and Partner with Manry-Rawls Corporation, an insurance agency, from 1977 to 2005. He is a current board member and is President-elect of the Chesterfield Chamber of Commerce.

Joseph D. Borgerding, 51, has been a director since 2005.

Mr. Borgerding was elected as President and Chief Executive Officer of the Company and the Bank on September 27, 2005. Prior to his promotion, Mr. Borgerding was Vice President and Acting Chief Executive Officer of the Bank. From March 2003 until October 2004, he served as Vice President/Senior Loan Officer of the Bank. Prior to joining the Bank in 2003, Mr. Borgerding was employed by BB&T of Virginia and its predecessors, Central Fidelity National Bank, Wachovia Bank, National Association and F&M Bank in Nottoway and Lunenburg Counties from 1986 until 2003, and served as City Executive for the area encompassing Blackstone and Kenbridge, Virginia. He is a member of the Blackstone Revitalization Management Team and is Director/Treasurer of Downtown Blackstone, Inc. which was organized to participate in the Virginia Main Street Program. He is a former Director of the Blackstone Recreation Association, former Director of the Blackstone Chamber of Commerce, and former President of the Lunenburg Rotary Club.

William D. Coleburn, 40, has been a director since 2004.

Mr. Coleburn is Editor of the Courier-Record in Blackstone, Virginia and is a past President of the Blackstone Chamber of Commerce. Mr. Coleburn serves as Mayor of the Town of Blackstone and is an active youth basketball coach and volunteer with the Blackstone Recreation Association.

Roy C. Jenkins, Jr., 65, is Chairman of the Company and has been a director since 1982.

Mr. Jenkins is President of Roy C. Jenkins, Inc., an oil distributor, headquartered in Burkeville, Virginia.

Joseph F. Morrissette, 67, has been a director since 2002.

Mr. Morrissette is the Mayor of the Town of Burkeville, Virginia and a retired Vice President of the Federal Reserve Bank of Richmond, Virginia. Mr. Morrissette currently serves on the Southside Virginia Community College Board and is a member of the Burkeville Ruritan Club.

E. Walter Newman, Jr., 45, has been a director since 2004.

Mr. Newman is Vice President and General Manager of Newman Tire Company in Farmville, Virginia and is a Magistrate for Virginia’s 10th Judicial District.

Jo Anne Scott Webb, 56, has been a director since 1990.

Mrs. Webb is President of Scott Pallets Inc., a wood pallet company, and Scott Transport, Inc., a transportation company, headquartered in Amelia, Virginia.

Samuel H. West, 65, is Vice-Chairman of the Company and has been a director since 1994.

Mr. West is a certified public accountant and retired in 1998 from West, Crawley & Winn, the accounting firm he founded in Chester in 1974. Mr. West serves as the “financial expert” of the Company’s Audit Committee. He was a founding member and former treasurer of the Chester Business Association and currently serves on the Board and as treasurer of the Eppington Foundation. Mr. West formerly served on the Board of Directors of Pioneer Federal Savings & Loan Association.

Jerome A. Wilson, III, 52, has been a director since 1988.

Mr. Wilson is currently a private investor. He served as Executive Vice President of the Bank from 1994 to 2003. Mr. Wilson serves as a member of Nottoway County Industrial Development Authority and formerly served on the Board of Directors of the Community Bankers Bank.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Director Not Standing for Re-Election

Irving J. Arnold, 76, has been a director since 1977. Mr. Arnold serves as Commissioner of the Revenue for Nottoway County, Virginia and is a farmer and owner of West Creek Farms. Mr. Arnold is active in local community organizations including the Crewe-Burkeville Chamber of Commerce, Burkeville Ruritan Club, and Southside Virginia Shriners’ Club.

In accordance with the Company’s mandatory retirement policy for directors, Mr. Arnold is not standing for re-election at the 2009 Annual Meeting. He was granted an exception to the mandatory retirement age for Directors as part of an amendment to the Company Bylaws approved on June 28, 2006. The exception permitted Mr. Arnold to remain on the Board of Directors for three years from the 2006 Annual Meeting.

Executive Officers Who Are Not Directors

Ronald E. Baron, 52, currently serves as Senior Vice President and Chief Financial Officer of the Company and the Bank. From 1997 until joining the bank in May 2005, he served as Senior Vice President and Treasurer at the Benjamin Franklin Bancorp, Inc., in Franklin, Massachusetts. Prior to 1997, he served in financial management positions at Bay Loan and Investment Bank and Bank of New England-Old Colony, N.A., and as a Credit Officer for the Federal Deposit Insurance Corporation.

Lynn K. Shekleton, 53, currently serves as Senior Vice President and Secretary of the Company and as Senior Vice President/Human Resources and Branch Administration of the Bank. From September 2005 to May 2006, she served as Senior Vice President/Human Resources. From November 2002 to September 2005, she served as Vice President/Human Resources. From May 2001 to October 2002, she served as Vice President and, from May 1994 to April 2001, she served as Assistant Vice President.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 20, 2009, certain information with respect to beneficial ownership of shares of Common Stock by each of the current members of the Board of Directors, by each nominee for election to the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name	Number of Shares	Percent of Class (%)

Irving J. Arnold (1)	5,333	*
Frank P. Beale	1,000	*
Joseph D. Borgerding	1,300	*
William D. Coleburn	558	*
Roy C. Jenkins, Jr.	41,700	1.75%
Joseph F. Morrissette	6,850	*
E. Walter Newman, Jr.	1,050	*
Jo Anne Scott Webb (2)	106,575	4.47%
Samuel H. West (3)	63,650	2.67%
Jerome A. Wilson, III (4)	108,800	4.57%

Ronald E. Baron	300	*
Lynn K. Shekleton	1,200	*

Directors and executive officers

as a group (12 persons)	338,316	14.19%

*	Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)	Amount disclosed includes 3,890 shares of Common Stock held individually and 1,443 shares of Common Stock held by his spouse.
(2)

Amount disclosed includes 7,200 shares of Common Stock held individually, 2,500 shares of Common Stock held jointly with her spouse, 25,805 shares of Common Stock held by Mrs. Webb’s mother for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock, and 71,070 shares of Common Stock held by Mrs. Webb’s father for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock.

(3)	Amount disclosed includes 6,650 shares of Common Stock held individually and 57,000 shares of Common Stock held by his spouse.
(4)

Amount disclosed includes 71,400 shares of Common Stock held individually, 1,000 shares of Common Stock held as custodian for relatives, 2,400 shares of Common Stock for which Mr. Wilson holds a power-of-attorney to vote such shares for a non-family member, and 34,000 shares of Common Stock held by Mr. Wilson’s mother for whom Mr. Wilson holds a power-of-attorney to vote such shares of Common Stock.

Security Ownership of Certain Beneficial Owners

                As of March 20, 2009, there are no persons known to the Company that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company, or written representation that no other reports were required, the Company believes that during fiscal year 2008, all filing requirements applicable to its officers and directors were complied with except for the inadvertent late filing of Form 4 by Jo Anne S. Webb with respect to a purchase of shares of Common Stock in May 2008, and Joseph F. Morrissette with respect to a purchase of shares of Common Stock in August 2008.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following nine individuals of its ten current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Mrs. Webb and Messrs. Arnold, Beale, Coleburn, Jenkins, Morrissette, Newman, West, and Wilson. In reaching this conclusion, the Board of Directors considered that the Company and the Bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

In addition to the transactions described on page 16 under “Transactions with Management”, the Board considered the following relationships with directors to determine whether such director was independent under NASDAQ’s listing standards:

•	Roy C. Jenkins, Jr. is President of Roy C. Jenkins, Inc., an oil distribution company from which the Bank purchases fuel oil.

•	William D. Coleburn is Editor and partial owner of the Courier Record, from which the Bank purchases printed forms and advertising space in the newspaper.

•	Samuel H. West is a retired partner of West, Crawley & Winn, PC, a public accounting firm from which the Bank contracts for fixed assets accounting services.

•	Frank P. Beale is President of Invincia Corporation, an insurance agency which serves as insurance broker for the Company.

               In each instance, the Board determined that the amount of business conducted in the above relationships is not sufficient to impair the applicable director’s independence under the NASDAQ listing standards.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiary, and a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and other principal financial officers. The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. A copy of the Code will be provided, without charge, to any shareholder upon written request to the President of the Company, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Board and Committee Meeting Attendance

There were 13 meetings of the Board of Directors in 2008. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2008.

Committees of the Board

Audit Committee

The members of the Audit Committee are Mrs. Webb and Messrs. Arnold, Beale, Coleburn and West. The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. West qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Board of Directors has adopted a written charter for the Audit Committee, which was amended on December 18, 2008. A copy of the charter, as amended, is attached as Appendix A to this Proxy Statement. A copy of the charter will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

The Audit Committee met six times in 2008. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 18 of this Proxy Statement.

Compensation Committee

The members of the Compensation Committee are Mrs. Webb and Messrs. Jenkins, Morrissette, Newman and West. The Board of Directors in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Compensation Committee reviews and recommends to the Board levels and methods of officer and employee compensation in accordance with the Company’s Compensation Committee Charter. A copy of the charter was attached as an appendix to the proxy statement for the Company’s 2007 annual meeting of shareholders and will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

The Compensation Committee met three times in 2008. For additional information regarding the Compensation Committee, see “Executive Compensation Discussion” on page 9 of this Proxy Statement.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Messrs. Coleburn, Jenkins and Newman. The Corporate Governance and Nominating Committee met three times in 2008. The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Corporate Governance and Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company’s Articles of Incorporation and Bylaws and the Corporate Governance and Nominating Committee Charter. A copy of the Corporate Governance and Nominating Committee Charter is attached as Appendix B to this Proxy Statement. A copy of the charter will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

In identifying potential nominees, the Committee takes into consideration such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best compliment those that are already represented on the Board. The Committee also takes into consideration the need for specialized expertise and will consider candidates for Board membership suggested by its members, management, and shareholders.

The Corporate Governance and Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company;

•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•	The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company in connection with an annual meeting of shareholders if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2010 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2010 Annual Meeting of Shareholders” on page 20 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Article III, Section 15 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Under the process used for selecting new candidates for the Board of Directors, the President and Chief Executive Officer, the Corporate Governance and Nominating Committee, or other Board members identify the need to add a new Board member with specific qualifications or to fill a vacancy on the Board. The Chairman of the Corporate Governance and Nominating Committee will initiate a search, working with staff support and seeking input from Board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board may be presented to the Corporate Governance and Nominating Committee. The President and Chief Executive Officer and at least one member of the Corporate Governance and Nominating Committee interview prospective candidates. The Corporate Governance and Nominating Committee meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval by the full Board of Directors.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2008 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824. Communications to the non-management directors as a group may be sent to the same address, c/o Tamra M. Reekes, Assistant Vice President/Corporate Governance. The Company promptly forwards all such correspondence to the indicated directors.

Executive Compensation Discussion

General

The Compensation Committee of the Board of Directors reviews and recommends the salary and other compensation of the executive officers, including the named executive officers, and provides oversight of the compensation program. The President and Chief Executive Officer, the Chief Financial Officer, and the other most highly compensated executive officer during 2008 are collectively referred to as named executive officers. The Compensation Committee consists entirely of non-employee, independent members of the Board of Directors and operates under a written charter approved by the Board of Directors.

Objectives of Our Compensation Program

The primary objective of the executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote growth and profitability and advance the interest of shareholders. Additional objectives of the executive compensation program are the following:

•	Align executive pay with shareholders' interests

•	Recognize individual initiative and achievements

•	Unite the entire executive management team to a common objective of achieving corporate goals

Executive Compensation Principles

The Compensation Committee seeks to design a compensation structure that attracts and retains qualified and experienced executive officers and, at the same time, is reasonable and competitive. Executive officers’ total compensation is tied to corporate performance as well as to the creation of shareholder value. In particular, the Company believes that short-term annual bonuses should be tied directly to both corporate performance and individual performance for the fiscal year.

The Company differentiates compensation to executive officers based on the principle that total compensation should increase with an executive officer’s position and responsibility, while at the same time a greater percentage of total compensation should be tied to corporate and individual performance as position and responsibility increases.

How Executive Pay Levels are Determined

The Compensation Committee reviews the executive compensation program and its elements at least annually. All decisions by the Compensation Committee relating to the compensation of executive officers are reported to the full Board of Directors.

The Chief Executive Officer and the Senior Vice President of Human Resources are responsible for gathering and presenting relevant compensation market data, which is described below, that will assist the Compensation Committee in evaluating and establishing executive compensation. Additionally, the Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design, and general guidelines on executive compensation, as well as individual executive performance assessments and recommendations for salary increases and bonuses, for the Compensation Committee to consider.

In determining the compensation of the executive officers, the Committee evaluates total overall compensation, as well as the mix of salary and cash bonuses, using a number of factors, including the following:

•	The financial and operating performance of the Company as measured by the attainment of specific strategic objectives and operating results;

•	The duties, responsibilities, and performance of each executive officer, including the achievement of identified goals for the year as they pertain to the areas of operations for which the executive is personally responsible and accountable;

•	Historical compensation levels; and

•	Comparative industry market data to assess compensation competitiveness.

                With respect to comparative industry market data, the Compensation Committee reviews executive salaries and evaluates the compensation structure of the Company’s peer group as presented by the Virginia Bankers Association (“VBA”) in its “2008 Compensation Survey.” The peer group used for comparison purposes focuses principally on banks that are similar to the Company in asset size. In establishing compensation, the Compensation Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control over salary and benefits expense.

In its 2008 analysis of executive compensation, the Compensation Committee reviewed VBA peer group data based on asset size.

Components of Executive Compensation

The elements of the compensation program in 2008 included base annual salary and short-term incentive compensation in the form of bonuses. The Company provides certain retirement benefits through a defined pension plan and a 401(k) savings plan. The Company also provides health and welfare benefits that include participation in health, dental, and vision plans and various insurance plans, including disability and life insurance that are available to all employees.

Each of the principal components of executive compensation is designed to reward and provide incentives to executive officers consistent with the Company’s overall philosophy on executive compensation. These components and the rationale and methodology for each are described below. Specific information on the amounts and types of compensation earned by the named executive officers during 2008 can be found in the tables and narrative disclosures following this discussion.

The Company has not entered into employment agreements with any of its named executive officers.

Base Salary

Our base salary philosophy is to provide competitive salaries to our named executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance.

The Compensation Committee recommends annual base salaries for each executive officer position, including the Chief Executive Officer. Salary opportunities for executive positions typically fall between the 25th and 75th percentiles in the executive salary ranges published by the VBA. Salary levels are typically considered annually as part of the Company’s performance review process and upon a promotion or other change in job responsibility.

As President and Chief Executive Officer, Joseph D. Borgerding is eligible for base salary increases and bonuses based on the Compensation Committee’s analysis of the VBA survey data and its assessment of his performance, experience, and tenure. In making this determination for 2008, the Compensation Committee evaluated the performance of the Chief Executive Officer based on corporate financial performance, achievements in implementing the Company’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Compensation Committee. No particular weight was given to any particular aspects of the performance of the Chief Executive Officer.

The Board of Directors approved increases in the annual salaries of all named executive officers based on the Compensation Committee’s recommendations.

Annual Bonus Incentives

In addition to base salary, the Company has maintained a practice of paying discretionary cash bonuses tied to performance. Executive officers have the opportunity to earn an annual bonus based on individual performance and company performance. In addition to promoting and rewarding positive corporate performance, the bonus awards are designed to align the interests of senior management into a common objective.

The Chief Executive Officer establishes individual and corporate performance objectives for each executive officer, evaluates his or her performance against the objectives, and provides an assessment of executive officer performance to the Compensation Committee. The Compensation Committee may award discretionary bonuses based on the executive officers’ performance and on the overall performance of the Bank.

The Compensation Committee considers, but is not bound by, the recommendations of the Chief Executive Officer with respect to the payment or amounts of bonuses to executive officers. The Compensation Committee may also consider the award of individual bonus amounts to executive officers at other times during the year.

Based on year-end projections, the Compensation Committee, in December 2008, considered the potential amounts of bonuses that would be paid in relation to the base salaries and overall compensation of executive officers and the structure and amount of bonuses paid by peer group companies. The Board of Directors approved the Compensation Committee’s recommendations for cash bonuses to executive officers based on individual performance, the achievement of certain financial and operating objectives relating to the 2008 fiscal year, and an analysis of VBA survey data.

In 2008, the Compensation Committee did not award any executive bonuses outside of the year-end bonuses that were based on the Bank’s achievement of financial and operating objectives.

Long-Term Compensation Plans

The Compensation Committee and management continue to review the potential implementation of long-term or deferred compensation programs including Supplemental Executive Retirement Plans, stock options, stock awards and non-qualified executive retirement plans. During 2008, none of these programs were implemented.

Stock-Based Awards

No stock options or other stock-based awards were granted to any of the Company’s employees during the fiscal year ended December 31, 2008. In addition, no such options or awards were exercised during the fiscal year ended December 31, 2008 or held at December 31, 2008 by any such employees.

Management Continuity Agreements

In connection with its annual review of executive compensation, the Compensation Committee evaluates potential payments to executive officers under Management Continuity Agreements that are in place for each executive officer. The purpose of the agreements is to encourage the executive to continue employment after a change in control by providing reasonable employment security to the executive and to recognize the prior service of the executive in the event of a termination of employment under certain circumstances after a change in control. The agreements also ensure that the interests of the executive officers will be materially consistent with the interests of shareholders when considering corporate transactions.

The Company entered into Management Continuity Agreements (the “Agreements”) with Joseph D. Borgerding and Lynn K. Shekleton on March 28, 2003, and with Ronald E. Baron on May 2, 2005. The Agreement with each of the named executive officers renews each December 31st for a rolling two-year term unless the Company gives written notice of non-renewal to the executive officer no later than September 30th before the renewal date. The Agreements were amended effective March 26, 2009.

In the event of a Change in Control of the Company (as defined in the Agreements), the Company will continue to employ the named executive officers, under the terms of the Agreements, until the third anniversary of the date of such Change in Control. The Agreements provide for the continuity of base salary and entitles each named executive officer to participate in the incentive, savings, and retirement plans and in the welfare benefit plans of the Company. The Agreements also provide for certain other benefits and payments in the event of the termination of employment following a Change in Control. If employment terminates without “Cause”, for “Good Reason”, or during the “Window Period” (as these terms are defined in the Agreements), the executive will be entitled to receive a lump sum payment of one and one-half times base salary and the continuation of employee welfare benefits for 24 months following the date of termination. A summary of these benefits and payments is presented in the “Payment upon Termination of Employment” section on page 14 of this Proxy Statement.

Retirement Benefits

The Company provides additional compensation to executive officers through a defined pension plan and a 401(k) plan which are also available to all full-time employees. The Compensation Committee oversees these plans and the Compensation Committee considers these plans when reviewing an executive’s total annual compensation and when determining the compensation components described previously. These plans are described below.

Pension Plan

The Bank maintains a noncontributory defined benefit pension plan for employees who are age 20 ½ and have completed six months of eligibility service. Benefits payable under the plan are based on years of credited service, average compensation over the highest consecutive five years, and the plan’s benefit formula (1.00% of average compensation times years of credited service after February 28, 2003, up to a maximum of 35 years, plus the frozen accrued benefit determined under the prior formula as of February 28, 2003). For 2008, the maximum allowable annual benefit payable by the plan at age 65 (the plan’s normal retirement age) was $185,000 and the maximum compensation covered by the plan was $230,000. Reduced early retirement benefits are payable on or after age 55 upon completion of 10 years of credited service. Amounts payable under the plan are not subject to reduction for Social Security benefits.

401(k) Savings Plan

The Bank maintains a 401(k) plan through Pentegra Retirement Services. All full time employees, including the named executive officers, who are 18 years of age and have completed three consecutive months of employment, are eligible to participate in the 401(k) plan. Participants may invest up to the maximum allowable limits established by the IRS. The Bank provides an employer match of 50% on participant’s contributions up to 6% of salary. Vesting in employer matching contributions occurs according to a three-year graded vesting schedule. Participants may defer taxes on the percentages of salary they invest and on the earnings generated by their investment. The Bank may, at its option, make supplemental contributions to the plan on a uniform and nondiscriminatory basis. There were no supplemental contributions made to the 401(k) plan in 2008.

Annual Compensation of Executive Officers

The table below summarizes the compensation earned during 2008 and 2007 by the Chief Executive Officer, the Chief Financial Officer, and the one other most highly compensated executive officer who earned more than $100,000 in total compensation for services rendered in all capacities during 2008, collectively referred to as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total Compensation
Joseph D. Borgerding President & Chief Executive Officer	2008 2007	$163,000 $155,000	$30,000 $30,000	N/A	N/A	N/A	N/A	$11,787 $11,732	$204,787 $196,732
Ronald E. Baron, Senior Vice President and Chief Financial Officer	2008 2007	$111,000 $107,000	$16,000 $16,000	N/A	N/A	N/A	N/A	$11,283 $11,124	$138,283 $134,124
Lynn K. Shekleton, Senior Vice President/ Human Resources & Branch Administration	2008 2007	$97,560 $91,560	$13,750 $13,750	N/A	N/A	N/A	N/A	$11,011 $10,754	$122,321 $116,064

(1)

Reflects payment of benefits, which include taxable life insurance, flexible benefit credits paid on behalf of the named executive officers, employer 401(k) contributions, and imputed benefit of Bank Owned Life Insurance.

Employment Agreements

The Company has not entered into employment agreements with any of the named executive officers. All compensation that we pay to our named executive officers is determined as described in the “Executive Compensation Discussion” section on page 9 of this Proxy Statement.

In addition, the Company has not made any stock options grants or other stock-based awards to any of its employees.

Defined Benefit Plan

See the “Retirement Benefits” section of the “Executive Compensation Discussion” section on page 12 of this Proxy Statement for discussion of the pension plan in which the named executive officers participate.

Payments upon Termination of Employment

We have entered into Management Continuity Agreements with each of our named executive officers.  A summary of these agreements is presented in the “Executive Compensation Discussion” section above.  These agreements provide for certain benefits and payments to them in the event of the termination of employment without “Cause”, for “Good Reason”, or during the “Window Period” (as these terms are defined in the Agreements), all following a change in control of the Company.  The following table summarizes these benefits and payments, as of December 31, 2008, upon termination of employment for any of those circumstances.

Name and Principal Position	Salary (1)	Bonus	All Other Compensation (2)	Total Compensation
Joseph D. Borgerding, President and Chief Executive Officer	$163,000	$30,000	$15,923	$208,923
Ronald E. Baron, Senior Vice President and Chief Financial Officer	$111,000	$16,000	$15,637	$142,637
Lynn K. Shekleton, Senior Vice President Human Resources and Branch Administration	$ 97,560	$13,750	$15,548	$126,858
Total Company Payments	$371,560	$59,750	$47,108	$478,418

          (1)  Salary is equal to one times base salary

          (2)  Reflects payment of taxable life insurance and flexible benefit credits paid on behalf of the named executive officers for 24 months.

            The Management Continuity Agreements were modified on March 26, 2009, to provide for the continuity of base salary equal to one and one-half times base salary and eliminate the payment of an additional amount equal to the largest bonus received during the previous two years. The following table summarizes the benefits and payments, as of March 26, 2009, upon termination of employment for any of the circumstances noted above.

Name and Principal Position	Salary (1)	Bonus	All Other Compensation (2)	Total Compensation
Joseph D. Borgerding, President and Chief Executive Officer	$258,750	$0	$15,970	$274,720
Ronald E. Baron, Senior Vice President and Chief Financial Officer	$176,250	$0	$15,661	$191,911
Lynn K. Shekleton, Senior Vice President Human Resources and Branch Administration	$154,875	$0	$15,583	$170,458
Total Company Payments	$589,875	$0	$47,214	$637,089

          (1) Salary is equal to one and one-half times base salary

          (2) Reflects payment of taxable life insurance and flexible benefit credits paid on behalf of the named executive officers for 24 months.

The Management Continuity Agreements do not entitle any of the named executive officers to any benefits or payments in the event of the termination of employment for any other reason, whether or not it is in connection with a change in control of the Company.

Director Compensation

The following table shows the compensation earned by each of the non-employee directors during 2008.

Name	Fees Earned and Paid	Total
Irving J. Arnold	$ 14,000	$ 14,000
Frank P. Beale	$ 12,875	$ 12,875
William D. Coleburn	$ 12,125	$ 12,125
Roy C. Jenkins, Jr.	$ 12,225	$ 12,225
Joseph F. Morrissette	$ 12,100	$ 12,100
E. Walter Newman	$ 13,000	$ 13,000
Jo Anne S. Webb	$ 12,550	$ 12,550
Samuel H. West	$ 14,800	$ 14,800
Jerome A. Wilson, III	$ 12,775	$ 12,775

As compensation for his or her service to the Company, each independent member of the Board of Directors receives an annual $3,600 retainer fee plus a fee of $550 for each meeting of the Board and $225 for each committee meeting attended. Board members who are also officers of the Bank do not receive fees for serving on the Board or its committees.

Transactions with Management

Some of the directors and officers of the Company are at present, as in the past, customers of the Bank, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectability or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $2,682,362 at December 31, 2008, or 7.38% of the Company’s equity capital at that date.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

The Company has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors. The Board, however, does review all such transactions for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2009. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over five years. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

AUDIT INFORMATION

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2008 and 2007, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $82,650 for 2008 and $78,800 for 2007.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2008 and December 31, 2007 were $26,020 and $23,486, respectively. During 2008 and 2007, these services included consultation concerning financial accounting and reporting standards and a SysTrust Audit of the reliability of the Bank’s information technology system performed as a separate engagement. The audit examined controls over the reliability of the core banking application and associated systems and was based on AICPA Trust Services Criteria for systems reliability. During 2007, services included consultation regarding accounting and compliance issues including compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2008 and December 31, 2007 were $6,250 and $5,775, respectively.  During 2008 and 2007, these services included preparation of federal and state income tax returns.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Company for the fiscal years ended December 31, 2008 or December 31, 2007.

Audit Committee Report

The Audit Committee is composed of five directors, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

• the preparation, presentation and integrity of the Company’s consolidated financial statements; and

• complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

• performing an independent audit of the Company’s consolidated financial statements; and

• expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee is responsible for:

•  the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

• monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2008 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Yount, Hyde & Barbour, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified and supplemented. The Audit Committee has also received the written disclosures and the letter from Yount, Hyde & Barbour, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Yount, Hyde & Barbour, P.C. the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C. and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. By recommending to the

Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Samuel H. West, Chairman

Irving J. Arnold

Frank P. Beale

William D. Coleburn

Jo Anne S. Webb

Blackstone, Virginia

March 26, 2009

Pre-Approval Policies and Procedures

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2010 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2009 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 126 South Main Street, Blackstone, Virginia 23824, no later than December 18, 2009, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. The Company presently anticipates holding the 2010 annual meeting of shareholders on May 20, 2010.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the President of the Company not less than 120 days before the first anniversary of the date this meeting notice and proxy statement was first given to shareholders. Based upon an anticipated date of April 16, 2010 for the mailing of this notice and proxy statement, the Company must receive any notice of nomination or other business no later than December 18, 2009. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO TAMRA M. REEKES, ASSISTANT VICE PRESIDENT/CORPORATE GOVERNANCE, WHOSE ADDRESS IS CITIZENS BANCORP OF VIRGINIA, INC., 126 SOUTH MAIN STREET, BLACKSTONE, VIRGINIA 23824. NEITHER ANNUAL REPORT IS PART OF THE PROXY SOLICITATION MATERIALS.

APPENDIX A

Audit Committee Charter

PURPOSE

The primary purpose of the Audit Committee of the Board of Directors is to provide independent and objective oversight of the accounting functions and internal controls of the Company, its subsidiaries and affiliates (as applicable), and to ensure the objectivity of their financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants and the Internal Auditor. The Committee shall also review and advise the Board with respect to the Company's risk management policies.

FUNCTIONS

The Audit Committee's function is one of oversight and review, and it is not expected to audit the Bank, to define the scope of the audit, to control the Bank's accounting practices, or to define the standards to be used in preparation of the Bank's financial statements. The Audit Committee shall perform the following functions with respect to:

1.

Independent Accountants. Recommend to the Board the firm to be employed by the Bank as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

2.

Plan of External Audit. Consult with the independent accountants regarding the plan of audit. The Committee shall also review with the independent accountants their report on the audit and review with management the independent accountants' suggested changes or improvements in the Bank's accounting practices or controls.

3.

Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Bank's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

4.	Internal Controls. Carry out the following responsibilities:

Understand the scope of the internal and external auditors’ review of internal control over financial reporting and obtain reports on significant findings and recommendations, along with management’s responses.

Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence.

Review with management and the Internal Auditor the Bank's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

5.

Financial Disclosure Documents. Review with management and the independent accountants the Bank's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in the Bank's filing on Form 10-K (or Form 10-KSB). The review shall include any significant problems and material disputes between management and the independent accountants

(out of management's presence) of the quality of the Bank's accounting principles as applied in its financial reporting, the clarity of the Bank's financial disclosures and degree of aggressiveness or conservatism of the Bank's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure.

6.

Oversight of Independent Accountant. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accounts. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accounts and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

7.

Internal Audit. Review with management and the Internal Auditor the Charter, audit plans, and activities of the Internal Audit function. Ensure there are no unjustified restrictions or limitations placed on the Internal Audit function. Review the effectiveness of the Internal Audit function. On a regular basis, meet separately with the Internal Auditor to discuss any matters that the Committee or Internal Auditor believes should be discussed privately.

8.	Adequacy of Personnel. Review periodically the adequacy of the Bank's accounting, financial, and auditing personnel resources.

9.	Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

COMPOSITION AND INDEPENDENCE

The Committee shall consist of not less than three independent members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication. No member of the Committee shall be employed or otherwise affiliated with the Bank's independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter posing the potential or actual conflict of interest is resolved.

QUORUM AND MEETINGS

A quorum of the committee shall be declared when a majority of the appointed members of the Committee are in attendance, except for receiving the quarterly review report of the independent accountants relating to the interim financial statements included in the Bank's Form 10-Q (or Form 10-QSB). This report may be received on behalf of the Committee by the Committee Chair and reported to the full Committee at its next scheduled meeting. The Committee shall meet on a quarterly basis. Meetings shall be scheduled at the directions of the Chairman. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

OTHER AUTHORITY

The Committee is authorized to confer with Bank management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

APPENDIX B

Corporate Governance and Nominating Committee Charter

PURPOSE

This charter will serve to govern the operations of the Corporate Governance/Nominating Committee (“Committee”) of the Board of Directors of Citizens Bancorp of Virginia, Inc. and its subsidiary, Citizens Bank and Trust Company (the “Company”). The Board of Directors has appointed the Committee to assist with the development and implementation of the Company’s corporate governance policies, to determine the composition of the Board of Directors and Committees, and to monitor the process of assessing the Board’s effectiveness.

COMPOSITION AND INDEPENDENCE

The Committee:

• Shall consist of not less than three independent members of the Board, who shall be appointed by the Board of Directors;
• Members shall consist solely of the individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company;
• Members shall be appointed and may be removed by the Board;

•  Shall be subject to the provisions of the Company’s Bylaws relating to committees of the Board of

     Directors, including those provisions relating to removing committee members and filling vacancies;

     and

• Shall not have members that are employed or otherwise affiliated with the Bank’s independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter posing the potential or actual conflict of interest is resolved.

FUNCTIONS

The Corporate Governance and Nominating Committee shall perform the following functions:

• Establish criteria for the identification and selection of individuals for nomination and election to the Board;
• Review and recommend to the Board the re-nomination of incumbent directors;
• Recommend to the Board the director nominees for election at the next annual meeting of shareholders;
• Recommend to the Board the size and composition of the Board and its committees and meeting frequency;
• Review the structure of the Board of Directors and its committees and recommend to the Board for its approval directors to serve as members of each committee;
• Review and make recommendations annually to the Board regarding director compensation;
• Make recommendations to the Board regarding the Company’s management succession plan;
• Develop and recommend to the Board an annual self-evaluation process of the Board of Directors and its committees;
• Review and recommend for adoption by the Board a set of corporate governance principles to be reviewed annually;

•	Periodically review the Company’s director orientation programs, director continuing education programs, and the Company’s ethics compliance programs;
•

Review and approve transactions between the Company and any director, officer, or affiliate of the Company that would be required under SEC rules and regulations to be disclosed in the Company’s annual proxy statement; and

•	Annually, review and assess the Charter’s adequacy and recommend any proposed changes to the Board for approval.

QUORUM AND MEETINGS

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. Meetings shall be scheduled at the directions of the Chairman. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

OTHER AUTHORITY

The Committee is authorized to confer with Bank Management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to delegate any of its responsibilities to a subcommittee or subcommittees. The committee is also authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CITIZENS BANCORP OF VIRGINIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MAY 21, 2009

   The undersigned shareholder of Citizens Bancorp of Virginia, Inc. (the “Company”) hereby acknowledges receipt of the Notice of the 2009 Annual Meeting of Shareholders and Proxy Statement attached thereto, and hereby appoints Rhonda W. Kincer and Lynn K. Shekleton, and each of them (with full power to act without the other and with full power of substitution), as the true and lawful attorneys and proxies of the undersigned to vote all of the shares of record in the name of the undersigned, with all of the powers that the undersigned would possess if personally present at the 2009 Annual Meeting, or any adjournment thereof.

   The proxies are hereby further authorized to vote as specified below upon the following items (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS):

		1. The election as directors of all nominees listed (except as marked to the contrary below):		With For all For hold Except ☐ ☐ ☐
		Nominees: Frank P. Beale Joseph D. Borgerding William D. Coleburn	Roy C. Jenkins, Jr. Joseph F. Morrissette E. Walter Newman, Jr.	Jo Anne Scott Webb Samuel H. West Jerome A. Wilson, III
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		2. To ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books and accounts of the Company for fiscal year 2009.		For Against Abstain ☐ ☐ ☐

    THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTIONS ARE GIVEN BY THE UNDERSIGNED, OR IF DIRECTIONS ARE UNCLEAR, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY.

   The undersigned hereby revokes all proxies given prior to this date for the 2009

Annual Meeting of Shareholders of the Company.

   Please date, sign and return promptly.  Only one of several joint owners needs to sign.  Fiduciaries must state title.  If signing for a corporation or partnership, or as fiduciary, indicate the capacity in which you are signing and state the name of the business or beneficiary.

Please be sure to date and sign this proxy card in the box below.	Date
----Sign above ------

………………………………………………………………………………………………………………………………………………………………………….

Ç  Detach above card, sign, date and mail in postage paid envelope provided.   Ç

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

SIGNING THIS PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU DESIRE. SEE THE PROXY STATEMENT FOR FURTHER INFORMATION. PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION

 WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT: http://www.cfproxy.com/5557